Exhibit 32.1
CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. Section 1350)
In connection with the Quarterly Report on Form 10-Q of ADDvantage Technologies Group, Inc. (the “Company”) for the period ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 14, 2023	By:	/s/ Joseph E. Hart
		Name:	Joseph E. Hart
		Title:	President and Chief Executive Officer
(Principal Executive Officer)